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                                                                      Exhibit 24


                                POWER OF ATTORNEY

         Each director and/or officer of CheckFree Corporation (the "Corporation") whose signature appears below hereby appoints Peter J. Kight, Peter F. Sinisgalli, and Curtis A. Loveland as the undersigned's attorneys or any of them individually as the undersigned's attorney, to sign, in the undersigned's name and behalf and in any and all capacities stated below, and to cause to be filed with the Securities and Exchange Commission (the "Commission"), the Corporation's Annual Report on Form 10-K (the "Form 10-K") for the fiscal year ended June 30, 2000, and likewise to sign and file with the Commission any and all amendments to the Form 10-K, and the Corporation hereby also appoints such persons as its attorneys-in-fact and each of them as its attorney-in-fact with like authority to sign and file the Form 10-K and any amendments thereto granting to each such attorney-in-fact full power of substitution and revocation, and hereby ratifying all that any such attorney-in-fact or the undersigned's substitute may do by virtue hereof.

         IN WITNESS WHEREOF, we have hereunto set our hands this 20th day of September, 2000.

Signature                           Title

    /s/Peter J. Kight               Chairman of the Board of Directors and
--------------------------------    Chief Executive Officer
     Peter J. Kight                 (Principal Executive Officer)


    /s/David Mangum                 Executive Vice President and Chief Financial
--------------------------------    Officer (Principal Financial Officer)
     David Mangum


    /s/Gary A. Luoma, Jr.           Vice President, Chief Accounting Officer and
--------------------------------    Assistant Secretary
     Gary A. Luoma, Jr.             (Principal Accounting Officer)



    /s/William P. Boardman          Director
--------------------------------
     William P. Boardman

    /s/James D. Dixon               Director
--------------------------------
     James D. Dixon

                                    Director
--------------------------------
     Henry C. Duques

    /s/Mark A. Johnson              Director
--------------------------------
     Mark A. Johnson

                                    Director
--------------------------------
     Lewis C. Levin

    /s/George R. Manser             Director
--------------------------------
     George R. Manser

    /s/Eugene F. Quinn              Director
--------------------------------
     Eugene F. Quinn

    /s/Jeffrey M. Wilkins           Director
--------------------------------
     Jeffrey M. Wilkins